UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 4, 2005


                           Trustreet Properties, Inc.
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             (Exact name of registrant as specified in its charter)


     Maryland                       1-13089                     75-2687420
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(State or other jurisdiction     (Commission                   (IRS Employer
  of incorporation)               File Number)              Identification No.)


        450 South Orange Avenue                                    32801
            Orlando, Florida
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   (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (407) 540-2000


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.  Other Events.

         Trustreet Properties, Inc. (the "Company") is the new name adopted upon the merger of CNL Restaurant Properties, Inc. ("CNLRP") and eighteen CNL Income Fund Partnerships with and into U.S. Restaurant Properties, Inc. For accounting purposes, however, CNLRP was treated as the acquirer. On March 7, 2005, the
Company filed a Form 8-K to report the financial statements of CNLRP, management's discussion and analysis of CNLRP's financial condition and results of operation and the report of management on internal controls over financial reporting for fiscal year 2004. On June 13, 2005, the Company filed a Form 8-K/A to amend Items 1, 2, 3 and 4 of Exhibit 99.1 to the Company's March 7, 2005 8-K filing to reflect the reclassification of two properties (the "March
Properties") identified during the three months ended March 31, 2005 as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144") and the requirements of the U.S. Securities and Exchange Commission (the "SEC").

         This Form 8-K/A is being  filed to amend Items 1, 2, 3 and 4 of Exhibit
99.1 to the Company's March 7, 2005 8-K filing as amended by the Company's June 13, 2005 8-K/A filing to reflect the reclassification of two additional properties (the "June Properties") identified during the three months ended June 30, 2005 as discontinued operations in accordance with FAS 144 and the requirements of the SEC. Under the SEC requirements, the Company must reflect any reclassification to discontinued operations required by FAS 144 subsequent to the sale or identification for sale of properties on previously issued annual financial statements for each of the years shown in the Company's Form 8-K filed on March 7, 2005 as amended by the Company's Form 8-K/A filed on June 13, 2005 if those financials are incorporated by reference in subsequent filings made with the SEC under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date the properties were identified for sale. The reclassifications have no effect on stockholder's equity or net income.

         The Company has reported revenues and expenses related to the March Properties and the June Properties as income from discontinued operations for the reporting periods following December 31, 2004.

         Readers should refer to the Company's quarterly reports on Form 10-Q and the amendments thereto for information related to periods subsequent to December 31, 2004.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

     Exhibit No.        Description

         23.1           Consent of PricewaterhouseCoopers LLP

         99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures about Market Risk, Financial Statements and Supplementary Data and Management's Report on Internal Controls over Financial Reporting



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 9, 2005                   TRUSTREET PROPERTIES, INC.

                                           By:

                                               /s/ CURTIS B. MCWILLIAMS
                                               ----------------------------
                                               Curtis B. McWilliams
                                               Chief Executive Officer


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                                  EXHIBIT INDEX

     Exhibit No.        Description

         23.1           Consent of PricewaterhouseCoopers LLP

         99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures about Market Risk, Financial Statements and Supplementary Data and Management's Report on Internal Controls Over Financial Reporting


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                                  EXHIBIT 23.1

                      CONSENT OF PRICEWATERHOUSECOOPERS LLP



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                                  EXHIBIT 99.1


 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
     OPERATIONS, QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA AND MANAGEMENT'S REPORT ON INTERNAL CONTROLS OVER FINANCIAL REPORTING